Exhibit 21.1

LIST OF SUBSIDIARIES

KBR, INC.
Subsidiaries of Registrant as of December 31, 2020

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION

BE&K, Inc.	Delaware

BITC (US) LLC	Delaware

Brown & Root Construction Pty Ltd	Australia

Brown & Root Investments (No. 1) Pty Ltd	Australia

Brown & Root Operations (No. 1) Pty Ltd	Australia

Brown & Root Projects (No. 1) Pty Ltd	Australia

Brown & Root Projects Pty Ltd	Australia

Centauri Equity Holdings, LLC	Delaware

Centauri Financing Holdings, LLC	Delaware

Centauri Group Holdings, LLC	Delaware

Centauri Holdings Parent, LLC	Delaware

Centauri Platform Holdings, LLC	Delaware

Centauri, LLC	Virginia

Corporacion Mexicana de Mantenimiento Integral S. de R.L. de C.V.	Mexico

Energo Engineering Services, LLC	Texas

Fasttrax Holdings Limited	United Kingdom, England & Wales

Fasttrax Limited	United Kingdom, England & Wales

FTX Logistics Limited	United Kingdom, England & Wales

Granherne Pty Ltd	Australia

Granherne, Inc.	Texas

Howard Humphreys & Partners Limited	United Kingdom, England & Wales

KBR (Aspire Construction) Holdings Limited	United Kingdom, England & Wales

KBR (Aspire Construction) Limited	United Kingdom, England & Wales

KBR (Aspire Construction) Holdings No. 2 Limited	United Kingdom, England & Wales

KBR (Aspire Services) Holdings Limited	United Kingdom, England & Wales

KBR (Aspire Services) Holdings No.2 Limited	United Kingdom, England & Wales

KBR (Aspire Services) Limited	United Kingdom, England & Wales

KBR (U.K.) Investments Limited	United Kingdom, England & Wales

KBR Arabia Limited	Saudi Arabia

KBR Australia Pty Ltd	Australia

KBR Canada Ltd	Canada

KBR E&C Australia Pty Ltd	Australia

KBR Engineering Company, LLC	Delaware

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION
KBR Group Holdings, LLC	Delaware

KBR Holdings Pty Ltd	Australia

KBR Holdings, LLC	Delaware

KBR Industrial Canada Co.	Canada

KBR Netherlands Investments B.V.	Netherlands

KBR Overseas, Inc.	Delaware

KBR Plant Services, Inc.	Delaware

KBR USA LLC	Delaware

KBR WABI LTD.	Canada

KBRDC Egypt Cayman Ltd.	Cayman Islands

Kellogg Brown & Root (Greenford) Limited	United Kingdom, England & Wales

Kellogg Brown & Root (Norway) AS	Norway

Kellogg Brown & Root (Services) Limited	United Kingdom, England & Wales

Kellogg Brown & Root (U.K.) Limited	United Kingdom, England & Wales

Kellogg Brown & Root Asia Pacific Pte Ltd	Singapore

Kellogg Brown & Root DH Limited	United Kingdom, England & Wales

Kellogg Brown & Root Engineering & Construction India Private Limited	India

Kellogg Brown & Root Engineers Pte Ltd	Singapore

Kellogg Brown & Root Financial Services B.V.	Netherlands

Kellogg Brown & Root Group Limited	United Kingdom, England & Wales

Kellogg Brown & Root Holding B.V.	Netherlands

Kellogg Brown & Root Holdings (U.K.) Limited	United Kingdom, England & Wales

Kellogg Brown & Root Holdings Limited	United Kingdom, England & Wales

Kellogg Brown & Root International Group Holdings LLP	United Kingdom, England & Wales

Kellogg Brown & Root International Group Limited	United Kingdom, England & Wales

Kellogg Brown & Root International Holdings, Inc.	Delaware

Kellogg Brown & Root International, Inc.	Panama

Kellogg Brown & Root International, Inc.	Delaware

Kellogg Brown & Root Investment Holdings Limited	United Kingdom, England & Wales

Kellogg Brown & Root Limited	United Kingdom, England & Wales

Kellogg Brown & Root Limited – Azmi Abdullatif Abdulhadi & Abdullah Mahana Al-Moaibed Consulting Engineering Professional Partnership	Saudi Arabia

Kellogg Brown & Root LLC	Delaware

Kellogg Brown & Root London Holdings Limited	United Kingdom, England & Wales

Kellogg Brown & Root London Limited	United Kingdom, England & Wales

Kellogg Brown & Root Overseas Limited	United Kingdom, England & Wales

Kellogg Brown & Root Overseas Operations Limited	United Kingdom, England & Wales

Kellogg Brown & Root Overseas Projects Limited	United Kingdom, England & Wales

Kellogg Brown & Root Pty Ltd	Australia

Kellogg Brown & Root Services B.V.	Netherlands

NAME OF COMPANY	STATE OR COUNTRY OF INCORPORATION
Kellogg Brown & Root Saudi Ltd. Co.	Saudi Arabia

Laurel Financial Services B.V.	Netherlands

LTS Holdings, Inc.	Delaware

MMM-SS Holdings, LLC	Delaware

Overseas Supply Services Limited	United Kingdom, England & Wales

PT KBR Indonesia	Indonesia

Technical Staffing Resources, LLC	Delaware

Wyle Inc.	Delaware

*    KBR, Inc. maintains over 100 subsidiaries. Set forth above are the names of certain controlled subsidiaries, at least 50% owned, directly or indirectly, of KBR, Inc. as of December 31, 2020. The names of certain subsidiaries have been omitted from this Exhibit 21.1 in accordance with applicable rules. The omitted subsidiaries, considered in the aggregate as a single subsidiary, did not constitute a “significant subsidiary” (as defined in Rule 1-02(v) of Regulation S-X) at December 31, 2020.